Exhibit 99.2

BUDGET MOTELS, INC.

COMBINED FINANCIAL STATEMENTS

OF SPECIFIED PROPERTIES

January 31, 2007

Incorporated under the laws of the Commonwealth of Virginia

CUNDIFF & ASSOCIATES, CPA, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

WWW.CUNDIFFCPAS.COM

321 S. LOUDOUN STREET WINCHESTER, VIRGINIA 22601 (540) 667-0441 • FAX: (540) 667-2643	9275 CORPORATE CIRCLE MANASSAS, VIRGINIA 20110 (703) 368-7435 • FAX: (703) 366-3116

ACCOUNTANTS’ REPORT

Supertel Hospitality, Inc.

Norfolk, Nebraska

We have compiled the accompanying balance sheet of specified properties as described in Note 1 owned by Budget Motels, Inc. and its subsidiary as of January 31, 2007, and the related statements of operations, equity in properties and cash flows for the three months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

The accompanying statements were prepared to present the combined balance sheets and the related combined statements of operations, equity in properties, and cash flows of specified properties, as described in Note 1, owned by Budget Motels, Inc. and its subsidiary, and are not intended to be a complete presentation of Budget Motels, Inc.’s or its subsidiaries’ assets, liabilities, equity in properties, revenues, and expenses.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

/s/ Cundiff & Associates, CPA, P.C.

Cundiff & Associates, CPA, P.C.

Certified Public Accountants

Manassas, Virginia

June 1, 2007

BUDGET MOTELS, INC.

COMBINED BALANCE SHEET OF SPECIFIED PROPERTIES

January 31, 2007

(SEE ACCOUNTANTS’ REPORT)

ASSETS

Current Assets:
Cash:
Operating Accounts	$15,671
Restricted Escrow Accounts	431,021

Total Cash and Cash Equivalents	$446,692

Accounts Receivable - Trade	37,858
Prepaid Expenses	63,454
Inventories	145,425

Total Current Assets	$693,429

Property, Improvements and Equipment, Net of Accumulated Depreciation of $18,189,938	6,287,147

Other Assets:
Deposits	$4,517
Deferred Expenses	305,829

Total Other Assets	310,346

Total Assets	$7,290,922

LIABILITIES AND EQUITY IN PROPERTIES

Current Liabilities:
Current Maturity of Long-Term Debt	$494,878
Insurance Payable	5,218
Accounts Payable—Trade	81,179
Accrued Salaries	62,657
Accrued Liabilities	19,254
Sales Tax Payable	60,650
Advance Reservations	39,968
Payroll Taxes Withheld and Accrued	5,863

Total Current Liabilities	$769,667

Long-Term Debt	10,947,495

Total Liabilities	$11,717,162

Equity in Properties:
Assets in Excess (Deficit) of Liabilities	$(4,426,240)

Total Equity in Properties	(4,426,240)

Total Liabilities and Stockholders’ Equity	$7,290,922

The accompanying notes are an integral part of these financial statements.

BUDGET MOTELS, INC.

COMBINED STATEMENTS OF EQUITY IN PROPERTIES OF SPECIFIED PROPERTIES

For the Three Months Ended January 31, 2007

(SEE ACCOUNTANTS’ REPORT)

Balance, Beginning of Year	$(4,603,222)

Net Income (Loss)	(220,512)

Distributions from Parent Office	397,494

Balance, End of Year	$(4,426,240)

The accompanying notes are an integral part of these financial statements.

BUDGET MOTELS, INC.

COMBINED STATEMENT OF OPERATIONS OF SPECIFIED PROPERTIES

For the Three Months Ended January 31, 2007

(SEE ACCOUNTANTS’ REPORT)

Revenue	$1,796,557

Department Expenses	685,763

Undistributed Operating Expenses	793,439

Operating Margin Before Fixed Expenses	$317,355

Fixed Expenses	537,867

Net Income (Loss)	$(220,512)

The accompanying notes are an integral part of these financial statements.

BUDGET MOTELS, INC.

COMBINED STATEMENT OF CASH FLOW OF SPECIFIED PROPERTIES

For the Three Months Ended January 31, 2007

(SEE ACCOUNTANTS’ REPORT)

Cash Flows From Operating Activities:
Net Income (Loss)	$(220,512)

Adjustments to Reconcile Net Income to Net
Cash Provided by Operating Activities:
Depreciation and Amortization	$219,288
(Increase) Decrease in Accounts Receivable—Trade	26,648
(Increase) Decrease in Prepaid Expenses	48,463
(Increase) Decrease in Inventories	6,854
Increase (Decrease) in Insurance Payable	(8,598)
Increase (Decrease) in Accounts Payable—Trade	(56,531)
Increase (Decrease) in Accrued Salaries	(16,081)
Increase (Decrease) in Accrued Liabilities	(156,078)
Increase (Decrease) in Sales Taxes Payable	(32,229)
Increase (Decrease) in Advance Reservations	27,505
Increase (Decrease) in Payroll Taxes Withheld and Accrued	(25,072)

34,169

Net Cash Provided (Used) by Operating Activities	$(186,343)

Cash Flows From Investing Activities:
Purchase of Property, Improvements and Equipment	$(36,607)

Net Cash Provided (Used) by Investing Activities	(36,607)

Cash Flows From Financing Activities:
Repayment of Long-Term Debt	$(156,951)
Distributions from Parent Office	397,494

Net Cash Provided (Used) by Financing Activities	240,543

Increase (Decrease) in Cash and Cash Equivalents	$17,593

Cash and Cash Equivalents at Beginning of Year	429,099

Cash and Cash Equivalents at End of Year	$446,692

Supplemental Data:
Interest Paid	$291,246

The accompanying notes are an integral part of these financial statements.

BUDGET MOTELS, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS OF SPECIFIED PROPERTIES

January 31, 2007

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Consolidation:

These financial statements include the accounts of specified properties of Budget Motels, Inc. and its wholly owned subsidiary Waterloo Hospitality, Inc. These financial statements are not intended to be a complete presentation of Budget Motels, Inc.’s assets, liabilities, equity in properties, revenues, and expenses or of its subsidiaries. The specified properties consist of:

Properties owned by Waterloo Hospitality, Inc.:

Property	Location	Rooms
Days Inn—Alexandria	Alexandria, VA	200
Days Inn—South	Fredericksburg, VA	156
Comfort Inn—Landmark*	Alexandria, VA	150
Days Inn—Shreveport	Shreveport, LA	148

*	Property with leased restaurant

All properties are managed by Budget Motels, Inc.

Accounts Receivable:

The Corporation considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

Inventories:

Inventories are stated at the lower of cost or market value. Cost is determined principally by the first-in, first-out method.

Property, Improvements and Equipment, and Depreciation:

Property, Improvements and Equipment are stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives on a straight-line basis. Accelerated methods are used for tax purposes. The estimated lives used in determining depreciation are:

Building and Improvements	8-25 years
Signs and Office Furniture	5-10 years
Furniture and Fixtures	8 years
Airplanes and Vehicles	3-7 years

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, stockholders’ equity, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Compensated Absences:

The Corporation has not accrued compensated absences, because the amount cannot be reasonably determined.

BUDGET MOTELS, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS OF SPECIFIED PROPERTIES

January 31, 2007

2.	CASH AND CASH EQUIVALENTS:

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. At the balance sheet dates, cash and cash equivalents included cash on hand and in banks. Also included was $431,021 in restricted escrow accounts on deposit with a mortgage lender. These escrow accounts are only to be used for completion of renovations; acquisition of furniture, fixtures and equipment; and payment of real estate taxes and insurance.

3.	PROPERTY, IMPROVEMENTS AND EQUIPMENT:

These assets are stated at cost as follows:

Land	$1,710,701
Buildings and Improvements	16,229,313
Signs and Office Furniture	442,101
Furniture and Fixtures	5,982,574
Vehicles	112,396

Total Cost	$24,477,085
Less Accumulated Depreciation and Amortization	18,189,938

Undepreciated Cost	$6,287,147

The Property, Improvements and Equipment have been pledged as collateral for borrowings of long-term debt, as disclosed in Footnote 5.

4.	DEFERRED EXPENSES:

These assets are stated at cost as follows:

Franchise Fees	$50,600
Loan Costs	509,853

Total Cost	$560,453
Less Accumulated Amortization	254,624

Unamortized Cost	$305,829

Amortization expense for the three months ended January 31, 2007 was $3,177

5.	LONG-TERM DEBT:

Long-Term Debt is summarized as follows:

Wachovia Securities:
Payable in monthly installments of $32,201 to amortize the principal balance over a 22 year period, including interest at 7.375% fixed. Collateralized by a deed of trust on the Days Inn - Alexandria. Due March 1, 2020.	3,291,641

Wachovia Securities:
Payable in monthly installments of $21,176 to amortize the principal balance over a 22 year period, including interest at 7.375% fixed. Collateralized by a deed of trust on the Days Inn - Fredericksburg - South. Due March 1, 2020.	2,164,646

BUDGET MOTELS, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS OF SPECIFIED PROPERTIES

January 31, 2007

5.	LONG-TERM DEBT, Continued:

Wachovia Securities:
Payable in monthly installments of $39,308 to amortize the principal balance over a 22 year period, including interest at 7.375% fixed. Collateralized by a deed of trust on the Comfort Inn—Landmark. Due March 1, 2020.	4,018,154

Wachovia Securities:
Payable in monthly installments of $19,251 to amortize the principal balance over a 22 year period, including interest at 7.375% fixed. Collateralized by a deed of trust on the Days Inn - Shreveport. Due March 1, 2020.	1,967,932

Subtotals	$11,442,373
Less Current Portion	494,878

LONG-TERM DEBT	$10,947,495

For periods ending January 31, 2008 through January 13, 2011, long-term debt maturities under present arrangements are as follows:

January 31,
2008	$494,878
2009	532,540
2010	573,068
2011	616,681
2012	663,613

Total	$2,880,780

Future Debt Requirements	$8,561,593

6.	INCOME TAXES:

Income taxes on net earnings are payable individually by the stockholders pursuant to an “S” Corporation election with the Internal Revenue Code whereby the income is passed to the stockholders. Accordingly, no provision has been made for income taxes, except for income tax due to the state of Louisiana, for which “S” Corporation status has not been elected. Federal income tax returns of the Corporation through October 31, 1978, have been examined by the Internal Revenue Service.

7.	401(k) PLAN:

The Corporation has a 401(k) plan covering substantially all full time employees. The Corporation matches 25% of employee deferrals up to 6% of their annual salary. The cost to the specified properties under contract for the three months ended January 31, 2007 was $1,012.

8.	CONTINGENT LIABILITY:

The Company has certain demand deposit accounts in financial institutions in excess of the FDIC limits. The Company has not experienced any losses in such accounts.

BUDGET MOTELS, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS OF SPECIFIED PROPERTIES

January 31, 2007

9.	SUBSEQUENT EVENTS:

The stockholders of the Company made the decision to sell its hotels and liquidate its assets. On February 9, 2007, the Company signed a Hotel Purchase Agreement to sell the following properties: the Days Inn—Alexandria, the Days Inn—Fredericksburg—South, the Comfort Inn—Alexandria, and the Days Inn—Shreveport with settlement to take place on March 30, 2007. On February 9, 2007, the company signed another Hotel Purchase Agreement to sell the Days Inn—Fredericksburg—North and the Days Inn—Bossier with settlement to take place on July 31, 2007. In addition, the second Agreement included lease provisions for the two properties until settlement.